EXHIBIT 24.1


                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That each of the undersigned directors of THE KROGER CO. (the "Company") hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 10th day of February, 1994.


(John L. Clendenin)                     (Martha R. Seger)
John L. Clendenin                       Martha Romayne Seger

(Reuben V. Anderson)                    (John D. Ong)
Reuben V. Anderson                      John D. Ong

(T. Ballard Morton, Jr.)                (Raymond B. Carey, Jr.)
T. Ballard Morton, Jr.                  Raymond B. Carey, Jr.

(Lyle Everingham)
Lyle Everingham

(Joseph A. Pichler)
Joseph A. Pichler

(Richard L. Bere)
Richard L. Bere

(Thomas H. O'Leary)
Thomas H. O'Leary

(Ray E. Dillon, Jr.)
Ray E. Dillon, Jr.

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.




(W. Rodney McMullen)                         February 10, 1994
W. Rodney McMullen
Vice President -
Financial Services and Control and
Principal Accounting Officer

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.




(Joseph A. Pichler)                     February 10, 1994
Joseph A. Pichler
Chairman of the Board and
Chief Executive Officer

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.




(William J. Sinkula)                    February 10, 1994
William J. Sinkula
Executive Vice President and
Chief Financial Officer

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.




(Richard L. Bere)                  February 10, 1994
Richard L. Bere
President and
Chief Operating Officer